                                                                  EXHIBIT 4.3(d)


                      GUARANTOR ASSUMPTION AGREEMENT

                              May 11, 1999

Reference is hereby made to the Purchase Agreement, dated May 4, 1999 (the "Agreement"), between Healthtrust, Inc.-The Hospital Company ("Healthtrust") and the Initial Purchasers named therein, the LifePoint Assumption Agreement, dated May 11, 1999, between Healthtrust and LifePoint Hospitals, Inc. ("LifePoint") and the Holdings Assumption Agreement, dated May 11, 1999, between LifePoint and LifePoint Hospitals Holdings, Inc. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement.

Each of the undersigned parties hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as a "Guarantor" each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the "Guarantors" under the Agreement.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as any other undersigned party or the Representative may reasonably require to effect the purpose of this Guarantor Assumption Agreement.

This Guarantor Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                         AMERICA GROUP OFFICES, LLC

                         By: LIFEPOINT CORPORATE SERVICES,
                         LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT CSGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:  Senior Vice President

                         AMERICA MANAGEMENT
                         COMPANIES, LLC

                         By: LIFEPOINT CORPORATE SERVICES,
                         LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT CSGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:  Senior Vice President


                         AMG - CROCKETT, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         AMG - HILCREST, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         AMG - HILLSIDE, LLC

                         By: LIFEPOINT MEDICAL GROUP - HILLSIDE,
                         INC.

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:    Senior Vice President

                         AMG - Livingston, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         AMG - LOGAN, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         AMG - SOUTHERN TENNESSEE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         AMG - TRINITY, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         ASHLEY VALLEY MEDICAL CENTER, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         ASHLEY VALLEY PHYSICIAN PRACTICE,
                         LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         BARROW MEDICAL CENTER, LLC

                         By: LIFEPOINT OF GEORGIA,
                         LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT OF GAGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         BARTOW HEALTHCARE PARTNER, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         BARTOW HEALTHCARE SYSTEM, LTD.

                         By: GENERAL PARTNER:

                         BARTOW HEALTHCARE PARTNER, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         BOURBON COMMUNITY HOSPITAL, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         BUFFALO TRACE RADIATION ONCOLOGY
                         ASSOCIATES, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         CASTLEVIEW HOSPITAL, LLC

                         By: CASTLEVIEW MEDICAL, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         CASTLEVIEW MEDICAL, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         CASTLEVIEW PHYSICIAN PRACTICE, LLC

                         By: CASTLEVIEW MEDICAL, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         COMMUNITY HOSPITAL OF ANDALUSIA,
                         INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         COMMUNITY MEDICAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         CROCKETT HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         DODGE CITY HEALTHCARE GROUP,LP
                         By: GENERAL PARTNER:

                         DODGE CITY HEALTHCARE PARTNER, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         DODGE CITY HEALTHCARE PARTNER, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         GEORGETOWN COMMUNITY HOSPITAL,
                         LLC

                         By: LIFEPOINT OF KENTUCKY, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         GEORGETOWN REHABILITATION, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         HALSTEAD HOSPITAL, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         HCK LOGAN MEMORIAL, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         HDP ANDALUSIA, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         HDP GEORGETOWN, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         HILLSIDE HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         HST PHYSICIAN PRACTICE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         HTI GEORGETOWN, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         HTI PINELAKE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         INTEGRATED PHYSICIAN SERVICES, LLC

                         By: LIFEPOINT OF GEORGIA,
                         LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT OF GAGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         KANSAS HEALTHCARE MANAGEMENT COMPANY, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         KENTUCKY HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         KENTUCKY MEDSERVE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         KENTUCKY MSO, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         KENTUCKY PHYSICIANS SERVICES, INC.



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LAKE CUMBERLAND HEALTH CARE, INC.



                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LAKE CUMBERLAND REGIONAL
                         HOSPITAL, LLC

                         By: LAKE CUMBERLAND HEALTH CARE, INC.

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         LIFEPOINT CSGP, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT CSLP, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT CORPORATE SERVICES, LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT CSGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT HOLDINGS 2, INC.

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         LIFEPOINT HOLDINGS 3, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT MEDICAL GROUP -
                         HILLSIDE, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT OF GEORGIA, LIMITED PARTNERSHIP

                         By: GENERAL PARTNER:

                         LIFEPOINT OF GAGP, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT OF GAGP, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         LIFEPOINT OF KENTUCKY, LLC

                         By: LIFEPOINT HOLDINGS 3, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIFEPOINT RC, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LIVINGSTON REGIONAL HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LOGAN MEDICAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         LOGAN MEMORIAL HOSPITAL, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         LOSCO, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         MEADOWVIEW PHYSICIAN PRACTICE, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         MEADOWVIEW REGIONAL MEDICAL CENTER, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         MEADOWVIEW RIGHTS, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         PINELAKE PHYSICIAN PRACTICE, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President



                         PINELAKE REGIONAL HOSPITAL, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         POITRAS PRACTICE, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         R. KENDALL BROWN PRACTICE, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         RIVERTON MEMORIAL HOSPITAL, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         RIVERTON PHYSICIAN PRACTICES, LLC

                         By: LIFEPOINT HOSPITALS HOLDINGS, INC.


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         RIVERVIEW MEDICAL CENTER, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         SELECT HEALTHCARE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         SILETCHNIK PRACTICE, LLC

                         By: LIFEPOINT OF KENTUCKY, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         SMITH COUNTY MEMORIAL HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         SOUTHERN TENNESSEE EMS, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         SOUTHERN TENNESSEE MEDICAL
                         CENTER, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         SPRINGHILL MEDICAL CENTER, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         SPRINGHILL MOB, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         THM PHYSICIAN PRACTICE, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President


                         TRINITY HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 2, LLC


                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President

                         WESTERN PLAINS REGIONAL
                         HOSPITAL, LLC

                         By: LIFEPOINT HOLDINGS 3, INC.

                         By:  /s/  Kenneth C. Donahey
                            -------------------------
                         Name:  Kenneth C. Donahey
                         Title:   Senior Vice President